Exhibit 10.2

Execution Copy

OPTION AND LICENSE AGREEMENT

This Option and License Agreement (this “Agreement”) is made effective as of December 21, 2006 (the “Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation with a principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 (“ImmunoGen”), and sanofi-aventis U.S. LLC, a limited liability company organized and existing under the laws of Delaware with offices at 1041 Rt. 202-206, Bridgewater, NJ 08807 (“sanofi-aventis”).  Each of sanofi-aventis and ImmunoGen is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, sanofi-aventis is the owner of or otherwise Controls certain Patent Rights and Technology relating to certain proprietary Antibodies; and

WHEREAS, ImmunoGen is the owner of or otherwise Controls certain proprietary Patent Rights and Technology relating to or otherwise useful in the conjugation of certain maytansine compounds to Antibodies; and

WHEREAS, ImmunoGen has entered into agreements based on the so-called “Revolving-Door” structure with a number of Third Parties whereby such Third Parties are obligated to grant back to ImmunoGen the right to such Third Parties’ improvements to Technology and Patent Rights, and pursuant to which ImmunoGen has the right to grant access to such Third Party Improvements to sanofi-aventis; and

WHEREAS, sanofi-aventis desires to have access to such Technology, Patent Rights and Improvements for research, discovery and development of Ab-MAY Products (as defined below); and

WHEREAS, in connection therewith, sanofi-aventis desires to receive, and ImmunoGen desires to grant, Options to obtain one or more licenses to Licensed Technology having the terms set forth in one or more License Agreements to be executed by the Parties.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.             DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified below.

1.1           “Ab-MAY Product” means any product containing a conjugate of a Sanofi-aventis Antibody with a MAY Compound in which the Sanofi-aventis Antibody is directed against a Target that is not an Excluded Target.

1.2           “Affiliate” means, with respect to any Party, any Person that, directly or through one or more Affiliates, controls, or is controlled by, or is under common control with, such Party.  For purposes of this definition, “control” means (a) ownership of more than fifty percent (50%)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

of the shares of stock entitled to vote for the election of directors in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.

1.3           “Antibody” means a polyclonal or monoclonal antibody, whether multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including any humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide.

1.4           “Antibody-MAY Compound Conjugate” means any compound containing a conjugate of an Antibody with a MAY Compound.

1.5           “Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity hereunder.

1.6           “Business Day” means a day on which banking institutions in New York, New York are open for business.

1.7           “Confidential Information” means (a) with respect to ImmunoGen, all tangible embodiments of Licensed Technology and Licensed Patent Rights; (b) with respect to sanofi-aventis, the identification by sanofi-aventis of a Proposed Target and the exercise by sanofi-aventis of any Option with respect to an Optioned Target; and (c) with respect to each Party, all information and Technology disclosed or provided by or on behalf of such Party (the “disclosing Party”) to the other Party (the “receiving Party”) or to any of the receiving Party’s employees, consultants, Affiliates or sublicensees, provided, that, none of the foregoing shall be Confidential Information if: (i) as of the date of disclosure, it is known to the receiving Party or its Affiliates as demonstrated by credible contemporaneous written documentation, other than by virtue of a prior confidential disclosure to such receiving Party; (ii) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving Party; (iii) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (iv) it is independently developed by or for the receiving Party without reference to or use of any Confidential Information of the disclosing Party as demonstrated by credible contemporaneous written documentation.  For purposes of clarity, the terms of this Agreement shall constitute Confidential Information of each Party.

1.8           “Control” or “Controlled” means (a) with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and (b) with respect to any Antibody, the possession by a Party of the right to supply such Antibody to the other Party as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party.

1.9           “Designated Senior Officer” means, with respect to a Party, the senior officer of such Party or an Affiliate designated by such Party to have final decision making authority over disputed matters.

1.10         “Field” means all human therapeutic, prophylactic and diagnostic uses.

1.11         “ImmunoGen Antibody” means any Antibody Controlled, owned or made available by ImmunoGen.

1.12         “Improvement” means any enhancement, improvement or modification to the Licensed Technology or the Licensed Patent Rights.

1.13         “License Agreement” means a written license agreement executed by the Parties upon exercise of any Option pursuant to Section 2.2.2 in substantially the form set forth in Appendix A attached hereto.

1.14         “Licensed Patent Rights” means any of the patents and patent applications described in Schedule 1 attached hereto, and any divisionals, continuations, continuations-in-part (to the extent that any continuations-in-part are entitled to the priority date of an initial patent or patent application which is the subject of this Agreement), reissues, reexaminations, confirmations, revalidations, registrations, patents of addition, renewals, extensions or substitutes thereof, or any patents issuing therefrom or any supplementary protection certificates related thereto, including any Improvement related thereto that is conceived or reduced to practice by ImmunoGen or its Third Party collaborators, that are Controlled by ImmunoGen and that include one or more claims that cover Licensed Technology.

1.15         “Licensed Target” means an Optioned Target following exercise of an Option as set forth in Section 2.2.2 and which is the subject of a License Agreement between the Parties.

1.16         “Licensed Technology” means any Technology Controlled by ImmunoGen as of the Effective Dateorthat is Controlled by ImmunoGen at any time during the Term including, without limitation, any Improvement related thereto that is conceived or reduced to practice by ImmunoGen or its Third Party collaborators and that is, in any case, necessary or useful for sanofi-aventis to practice the research licenses set forth in Section 2.3.

1.17         “Manufacturing Cost” means, with respect to any Preclinical Materials manufactured by ImmunoGen, ImmunoGen’s fully-burdened costs (including the costs associated with product testing and release activities) of producing and packaging such Preclinical Materials, including the sum of the following components: (a) direct costs, including (1) materials directly used in producing and packaging such Preclinical Materials and (2) with respect to any Preclinical Materials obtained by ImmunoGen from a Third Party and supplied to sanofi-aventis without modification, the amount paid by ImmunoGen to such Third Party for the same; (b) manufacturing overhead costs attributable to the cost of goods under the foregoing clause(a)(1), including manufacturing and quality labor and manufacturing and quality supervisory services, operating and administrative costs of the manufacturing and quality departments and occupancy costs which are allocable to company departments based on space occupied or headcount or another reasonable activity-based method; for the purpose of clarity, any cost allocation shall be (i) in any case, applied in accordance with GAAP, and (ii) applied consistently by ImmunoGen in relation to all other Third Parties for which ImmunoGen manufactures comparable materials; (c) any other reasonable and customary out-of-pocket costs borne by ImmunoGen for the testing, transport, customs clearance, duty, insurance and/or storage of such Preclinical Materials; and (d) ImmunoGen’s general and administrative costs, including purchasing, human resources, payroll, information system and accounting, which are directly attributable or reasonably allocable to company departments based on space occupied or headcount.

1.18         “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins, DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case Controlled by ImmunoGen.

1.19         “Option Agreement” means the Option Agreement between the Parties dated as of August 31, 2006.

1.20         “Option Grant Date” means, with respect to a Proposed Target that is not an Excluded Target, the date of the Option Response provided by ImmunoGen.

1.21         “Optioned Target” means any Proposed Target that is not an Excluded Target and becomes the subject of an Option granted by ImmunoGen pursuant to Section 2.2.1.

1.22         “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (including inventor’s certificates and utility models) in any country or jurisdiction within the Territory, including all provisionals, substitutions, continuations, continuations-in-part, divisionals, supplementary protection certificates, renewals, all letters patent granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations, patents of addition thereof, PCTs and foreign counterparts.

1.23         “Preclinical Materials” means any materials (including without limitation any supplies of MAY Compound or Ab-MAY Product) manufactured by ImmunoGen for sanofi-aventis pursuant to this Agreement and in accordance with Applicable Laws and all applicable specifications for use in preclinical testing.

1.24         “Sanofi-aventis Antibody” means any Antibody and other binding proteins Controlled by, owned by or made available to sanofi-aventis.

1.25           “Sanofi-aventis Improvement” means any Improvement that is conceived or first reduced to practice by sanofi-aventis in connection with the exercise by sanofi-aventis of the licenses set forth in Section 2.3.

1.26         “Target” means any particular antigen (whether a protein, carbohydrate, etc.) that is bound by a particular Antibody used to create an Ab-MAY Product, and all epitopes of such particular antigen.

1.27         “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including any negative results).

1.28         “Territory” means all countries of the world.

1.29         “Third Party” means any person or entity other than ImmunoGen, sanofi-aventis and their respective Affiliates.

Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:
Definition	Section

Agreement	Recitals
Covered Results	4.3
Disputed Matter	8.14.1
Excluded Target	2.2.1
Expired Option	2.2.3
Expired Option Tail Period	2.2.3
ImmunoGen	Recitals
ImmunoGen Indemnitees	8.17.1
Indemnifying Party	8.18
License Response	2.2.5
License Request	2.2.5
Option	2.2.1
Option Period	2.2.2
Option Request	2.2.1
Option Response	2.2.1
Party/Parties	Recitals
Proposed Target	2.2.1
Research Term	2.3.5
Research Term Exercise Fee	3.2
sanofi-aventis	Recitals
sanofi-aventis Indemnitees	8.17.2
Terminated Option	2.2.4
Term	7.1
Third Party Right	2.2.1

2.             GRANT OF RIGHTS

2.1           Option to Initiate Research Term.  ImmunoGen hereby grants sanofi-aventis an option (the “Research Term Option”), at sanofi-aventis’ sole discretion, to initiate the Research

Term by providing written notice of election to ImmunoGen and paying the Research Term Exercise Fee on, or prior to, August 31, 2008 (the date of such election, the “Research Term Exercise Date”).

2.2           Exclusive Target Options.

2.2.1        Option Request and Grant.  Sanofi-aventis may from time to time during the Research Term provide written notice to ImmunoGen requesting the grant by ImmunoGen of an exclusive option (each such option, an “Option”) (the “Option Request”) to obtain an exclusive license in the Territory under the Licensed Technology and Licensed Patent Rights, with respect to any Target specified in the Option Request (each, a “Proposed Target”), for the sole purpose of researching, making and having made, Ab-MAY Products directed to such Proposed Target, for any and all uses within the Field.  ImmunoGen shall provide a written response (the “Option Response”) to sanofi-aventis within [***] ([***]) Business Days of any Option Request specifying whether or not the Proposed Target is available to be the subject of an Option and, if unavailable, the reasons for such unavailability as set forth in this Section 2.2.1 (it being understood that the foregoing disclosure shall be subject to any confidentiality obligations ImmunoGen may have with any Third Party), provided, that, ImmunoGen hereby acknowledges and agrees that it may only treat a Proposed Target that is identified in an Option Request as unavailable (each, an “Excluded Target”) if, on the date of the Option Request, (a) ImmunoGen is pursuing an internal development or commercialization program with a MAY Compoundconjugated with an ImmunoGen Antibody that is directed against such Proposed Target; (b) ImmunoGen has, with respect to the Proposed Target, granted an exclusive option or license to a Third Party under any Patent Rights Controlled by ImmunoGen that are necessary or useful for the development, manufacture, use or sale of Antibody-MAY Compound Conjugates (a “Third Party Right”); or (c) ImmunoGen is in discussions with a Third Party relating to a potential grant of a Third Party Right.  Upon the grant of an Option to a Proposed Target to sanofi-aventis as provided in this Section 2.2.1, the Proposed Target shall be deemed to be an Optioned Target for purposes of this Agreement and, for the duration of the Option Period, (i) sanofi-aventis shall have the rights granted in Section 2.3.2 and (ii) ImmunoGen shall not initiate or engage in discussions with any Third Party concerning a Third Party Right with respect to the Optioned Target, or pursue internally any development or commercialization program concerning an Antibody-MAY Compound Conjugate directed against the Optioned Target.  Notwithstanding anything to the contrary set forth in this Agreement, the Parties hereby agree that sanofi-aventis shall have the right to select and maintain no more than [***] ([***]) Optioned Targets at any given time during the Term, provided, that, Expired Options and Terminated Options shall not count as Optioned Targets for purposes of this limitation.

2.2.2        Exercise of Options.  Sanofi-aventis shall have the right to exercise any Option at any time during the period commencing on the Option Grant Date and continuing for a period of [***] ([***]) months thereafter (as such period may be extended as provided in Section 2.2.5 below, the “Option Period”), by (a) delivering written notice of exercise thereof, which notice shall specify the Optioned Target and (b) executing a License Agreement in the form of Appendix A attached hereto.  Upon exercise of an Option covering an Optioned Target as provided in this Section 2.2.2, such Optioned Target shall become a Licensed Target and the Licensed Patent Rights and Licensed Technology (as defined in the License Agreement) shall be exclusively licensed with respect to such Licensed Target to sanofi-aventis on the terms and subject to the conditions set forth in the relevant License Agreement.

2.2.3        Option Expiration.  In the event that sanofi-aventis fails to exercise any Option during the applicable Option Period (each, an “Expired Option”), all rights granted by ImmunoGen to sanofi-aventis pursuant to Section 2.2.1 applicable to such Expired Option shall terminate as of such expiration date; provided, that, if the Option becomes an Expired Option prior to expiration of the Research Term, the non-exclusive research license granted pursuant to Section 2.3.1 below for the Optioned Target that is the subject of such Expired Option shall again be in effect and shall survive, and such non-exclusive license will continue until the date on which ImmunoGen provides written notice to sanofi-aventis that such Target has become an Excluded Target.  Notwithstanding the foregoing, following the expiration of any Option Period with respect to an Optioned Target, (a) ImmunoGen shall have the right to initiate or engage in discussions with any Third Party concerning a Third Party Right or pursue internally any project concerning, any rights regarding an Antibody-MAY Compound Conjugate directed to the Target covered by such Expired Option; (b) during the period commencing on the date of expiration of the Option Period and continuing for a period of [***] ([***]) months (the “Expired Option Tail Period”), sanofi-aventis may not provide an Option Request to ImmunoGen with respect to the Target that is the subject of the Expired Option; and (c) on and after the Expired Option Tail Period but prior to the expiration of the Research Term, and subject to notice, availability and limitations pursuant to this Section 2.2, sanofi-aventis shall have the right, upon written request, to provide an Option Request to ImmunoGen with respect to the Target covered by such Expired Option.

2.2.4        Termination of Options.  Sanofi-aventis may terminate any Option that is not an Expired Option at any time on and after [***] ([***]) months from the Option Grant Date by providing written notice of termination to ImmunoGen, which notice shall identify the Optioned Target to be terminated (each, a “Terminated Option”).  Upon termination of an Option as provided in this Section 2.2.4, sanofi-aventis shall have the rights set forth in Section 2.2.3 above, as if the Terminated Option were an Expired Option (subject to notice, availability and other limitations set forth in this Section 2.2), and at such time or thereafter sanofi-aventis may select and be granted another Option to replace the Terminated Option, subject to limitations on the number of Options set forth in Section 2.2.1.

2.2.5        Non-Optioned Target: Request for Exclusive License.  Notwithstanding anything to the contrary in this Agreement, sanofi-aventis may at any time during the Research Term request the grant by ImmunoGen of an exclusive license to any Target that is not an Optioned Target by giving written notice to ImmunoGen (the “License Request”), which License Request shall specify in reasonable detail the Target.  ImmunoGen shall provide a written response (the “License Response”) to sanofi-aventis within [***] ([***]) Business Days of any License Request specifying whether or not the Target specified in the License Request is available to be the subject of an exclusive license and, if unavailable, the reasons for such unavailability as set forth in Section 2.2.1.  As promptly as possible following the issuance by ImmunoGen of a License Response indicating that the Target is available to be the subject of an exclusive license (a) the Parties shall execute a License Agreement in the form of Appendix A attached hereto.  Upon execution of such License Agreement, such Target shall become a Licensed Target and the Licensed Patent Rights and Licensed Technology (as defined in the

License Agreement) shall be exclusively licensed with respect to such Licensed Target to sanofi-aventis on the terms and subject to the conditions set forth in the relevant License Agreement.

2.2.6        Discussions Regarding Targets.  ImmunoGen agrees, upon the request of sanofi-aventis, to confer with sanofi-aventis on whether ImmunoGen reasonably expects any Target identified by sanofi-aventis will remain available to become an Optioned Target and/or Licensed Target, provided, that under no circumstances shall any such discussions be deemed by sanofi-aventis to be a commitment by ImmunoGen with respect to any such Target.

2.3           Non-Exclusive Research License; Option for Exclusive Research License.

2.3.1        Non-Exclusive Research License.  ImmunoGen hereby grants sanofi-aventis a non-exclusive, royalty-free license during the Research Term, without the right to grant sublicenses, under the Licensed Technology and Licensed Patent Rights with respect to any Target that is not an Optioned Target or a Licensed Target (including any Optioned Target that is the subject of an Expired Option and/or Terminated Option), to (a) conduct safety and other preclinical studies in vitro and toxicity studies in vivo in any non-human species with any Ab-MAY Product directed at such Target, (b) to manufacture Ab-MAY Product solely for use in such studies and (c) to manufacture and conjugate MAY Compounds that do not comprise an Ab-MAY Product solely for use as a control for any Ab-MAY Product that is directed at an Optioned Target.  For purposes of clarity, sanofi-aventis shall have no right under the license described in this Section 2.3.1 to conduct in vivo efficacy studies of any Ab-MAY Product to any Target that is not an Optioned Target or Licensed Target.

2.3.2        Exclusive Research License.  ImmunoGen hereby grants sanofi-aventis an exclusive, royalty-free license during the Research Term, without the right to grant sublicenses, with respect to any Optioned Target, to (a) conduct any and all preclinical studies (including without limitation in vivo efficacy studies) on any Ab-MAY Product directed at such Optioned Target; and (b) manufacture Ab-MAY Product solely for use in such studies.

2.3.3        Use of Subcontractors; bona fide Collaborators.  Sanofi-aventis shall have the right to engage one or more Third Party subcontractors to perform designated functions, or participate in bona fide collaborations, related to the conduct of the activities described in Section 2.3.1 and 2.3.2, provided, that (i) sanofi-aventis shall remain responsible for the satisfactory accomplishment of such activities in accordance with the terms and conditions of this Agreement; and (ii) each such Third Party subcontractor or bona fide collaborator shall be bound to the same extent that sanofi-aventis is obligated to ImmunoGen under this Agreement.

2.3.4        Research Records.  Sanofi-aventis shall maintain records of access to and use of the Licensed Technology and Licensed Patent Rights.  Such records shall be made available to ImmunoGen upon reasonable request during business hours and provided that ImmunoGen shall make such request no more than once per Calendar Year.

2.3.5        Research Term.  Subject to the payment of the Research Term Exercise Fee as provided in Section 3.2 below and to the extension as provided in Section 2.3.6 below, the research term shall commence on the Research Term Exercise Date and continue until August 31, 2011 (the “Research Term”), unless this Agreement is earlier terminated by either Party pursuant to the provisions of Section 8.  Unless otherwise provided in a License Agreement or otherwise set forth in this Agreement, upon termination or expiration of the Research Term, sanofi-aventis shall discontinue use of the Licensed Technology and Licensed Patent Rights and destroy all portions and copies of the Licensed Technology and Licensed Patent Rights, provided, however, that sanofi-aventis shall have the right to retain one (1) copy for its legal files.

2.3.6        Extension of Research Term.  Sanofi-aventis may extend the Research Term for one additional three (3) year period (ending on August 31, 2014) by providing written notice and by paying ImmunoGen a non-refundable, non-creditable fee in the amount of [***] [***] dollars (US $[***]) by wire transfer of immediately available funds at any time prior to the expiration of the Research Term.

2.4           Grant of Improvement License to ImmunoGen.  Sanofi-aventis hereby grants ImmunoGen a non-exclusive, worldwide, fully-paid, irrevocable, royalty-free license of perpetual duration, with the right to grant sublicenses as described below, under sanofi-aventis’ interest in any Sanofi-aventis Improvements (a) to manufacture Preclinical Materials pursuant to the terms of this Agreement; (b) to develop, make, have made, use, sell, have sold, offer for sale, import, have imported, export and have exported any product that is not otherwise restricted by an agreement by and between sanofi-aventis and ImmunoGen; and (c) to otherwise exploit such Sanofi-aventis Improvements for all uses within the Field that are not otherwise restricted by an agreement by and between sanofi-aventis and ImmunoGen, provided, that, (i) any grant by ImmunoGen of a sublicense is only made in connection with the grant of a license to Technology and/or Patent Rights Controlled by ImmunoGen and used in the conjugation of MAY Compounds to binding proteins; and (ii) the right of ImmunoGen to grant any such sublicense is subject to sanofi-aventis obtaining a grant back of a non-exclusive, fully paid, irrevocable, royalty-free license, under that sublicensee’s improvements, enhancements or modifications to Technology Controlled by ImmunoGen to conduct research in the Field and in the Territory in accordance with Sections 2.3.1 and/or 2.3.2 of this Agreement.

2.5           Notice of Improvements.  Sanofi-aventis shall promptly notify ImmunoGen of the conception or reduction to practice of any such Sanofi-aventis Improvement. ImmunoGen shall promptly notify sanofi-aventis of (a) the conception or reduction to practice by ImmunoGen of any Improvement or (b) its receipt of written notice from any of its Third Party collaborators of its conception or reduction to practice of any Improvement.

2.6           Manufacture of Research and/or Preclinical Materials.  Subject to this Section 2.6, Sanofi-aventis shall have the sole right, at its sole cost and discretion, for the manufacture of all materials (including without limitation any Ab-MAY Products and/or MAY Compounds) necessary for sanofi-aventis to practice the licenses granted to it under Sections 2.3.1 and/or 2.3.2.  In the event that, during the Term, sanofi-aventis desires ImmunoGen to supply sanofi-aventis with quantities of Preclinical Materials, sanofi-aventis shall provide ImmunoGen with written notice of same.  ImmunoGen shall manufacture all ordered amounts of Preclinical Materials at ImmunoGen’s Cambridge, Massachusetts facility or its Norwood, Massachusetts facility and deliver such ordered amounts in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties.  Sanofi-aventis may [***], at its sole discretion, the [***] [***] [***] ImmunoGen will supply the requested

Preclinical Materials.  In connection with any ordering of Preclinical Materials by sanofi-aventis, (a) ImmunoGen shall provide sanofi-aventis with ImmunoGen’s good faith estimate of the Manufacturing Cost for manufacture and supply of such Preclinical Materials; (b) ImmunoGen’s price to supply Preclinical Materials to sanofi-aventis manufactured at ImmunoGen’s Cambridge, Massachusetts facility shall equal [***]% of ImmunoGen’s Manufacturing Cost for such Preclinical Materials; and (c) ImmunoGen’s price to supply Preclinical Materials manufactured at ImmunoGen’s Norwood, Massachusetts facility shall equal [***]% of ImmunoGen’s Manufacturing Cost for such Preclinical Materials; provided, that, nothing in this Section 2.6 shall preclude sanofi-aventis from making its own arrangements for manufacture and supply of Preclinical Materials on its own or with Third Parties, subject to the licenses granted hereunder.

3.             FINANCIAL TERMS

3.1           Up-Front Fee.  In consideration of the rights granted to sanofi-aventis under this Agreement, sanofi-aventis agrees to pay ImmunoGen a non-refundable, non-creditable up-front fee in the amount of five hundred thousand dollars ($500,000), payable in immediately available funds within [***] ([***]) days of the Effective Date.

3.2           Research Term Exercise Fee In consideration of the rights granted to sanofi-aventis under this Agreement, sanofi-aventis agrees to pay ImmunoGen a non-refundable, non-creditable exercise fee in the amount of [***] [***] [***] [***] [***] dollars ($[***]) (the “Research Term Exercise Fee”), payable in immediately available funds within [***] ([***]) Business Days of the Research Term Exercise Date.

4.             TREATMENT OF CONFIDENTIAL INFORMATION

4.1           Confidentiality.

4.1.1        Confidentiality Obligations.  ImmunoGen and sanofi-aventis each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and sanofi-aventis each agrees that, subject to Section 4.1.2, (a) during the Term and for an additional [***] ([***]) years thereafter it will not disclose, and will cause its Affiliates and Sublicensees not to disclose, any Confidential Information of the other Party and (b) during and after the Term, it will not use, and will cause its Affiliates not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates and sublicensees to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

4.1.2        Limited Disclosure.  ImmunoGen and sanofi-aventis each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 4.1.3.

In addition, ImmunoGen and sanofi-aventis each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors and (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) debt or equity financing of such other Party or (iii) purchase by any Third Party of all of the capital stock or all or substantially all of the assets of such other Party or any merger or consolidation involving such other Party; if, in each case, the Person receiving such Confidential Information of the other Party agrees in writing to maintain the confidentiality of such Confidential Information of the other Party with terms at least as restrictive as those contained in Section 4.1.1.  In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information (A) as reasonably necessary to file, prosecute or maintain patents or patent applications, or to file, prosecute or defend litigation related to patents or patent applications, in accordance with this Agreement; or (B) as required by Applicable Laws, provided that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense and (3) use good faith efforts to incorporate the comments of such other Party in any such disclosure or request for confidential treatment or a protective order.

4.1.3        Employees and Consultants.  ImmunoGen and sanofi-aventis each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities contemplated by this Agreement or have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.

4.2           Publicity.  The Parties acknowledge that the terms of this Agreement constitute Confidential Information of each Party and may not be disclosed except as permitted by Section 4.1.2.  Notwithstanding anything to the contrary in Section 4.1, the Parties, upon the execution of this Agreement, shall mutually agree to a press release with respect to this Agreement and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party.  After issuance of such press release, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement (other than publication in scientific journals, in advertising materials and brochures, or presentation at scientific conferences and meetings and the like that are intended to be covered by, and are issued in compliance with, Section 4.3) related to events arising under this Agreement without the prior written consent of the other Party, provided that notwithstanding the foregoing, ImmunoGen shall be expressly permitted to publicly announce the exercise of an Option under Section 2.1.3, provided, however, that the text of such announcement shall be mutually agreed to by the Parties.

4.3           Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.  Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the research conducted by sanofi-aventis under or pursuant to this Agreement to the extent such results refer to or otherwise relate to the Licensed Technology or Licensed Patent Rights (the “Covered Results”) without the prior review by and approval of the other Party.  Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Covered Results at least [***] ([***]) days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***]-[***] period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] ([***]) days from the date of such written request to seek appropriate patent protection for any Covered Rights in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

5.             INTELLECTUAL PROPERTY RIGHTS

Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law.  Notwithstanding anything to the contrary in this Agreement, Sanofi-aventis Improvements shall be solely owned by sanofi-aventis, and Licensed Technology and Licensed Patent Rights shall be solely owned by ImmunoGen.

6.             PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

6.1           Applicability.  The provisions of this Section 6 shall be applicable to all patents covering Licensed Technology and Licensed Patent Rights unless and until they become subject to a License Agreement, whereupon the License Agreement will govern the rights of the Parties with respect to the subject matter thereof.

6.2           Patent Filing.

6.2.1        Licensed Technology.  ImmunoGen, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights.  All costs and expenses incurred by ImmunoGen in connection with the preparation, filing, prosecution and maintenance of Licensed Patent Rights shall be the sole responsibility of ImmunoGen.  At ImmunoGen’s request, sanofi-aventis shall cooperate with ImmunoGen in all reasonable respects in connection with such preparation, filing, prosecution and maintenance of Licensed Patent Rights.

6.2.2        Sanofi-aventis Improvements. Sanofi-aventis, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense, for the preparation, filing, prosecution and maintenance of patent applications and patents constituting Patent Rights claiming Sanofi-aventis Improvements.  Sanofi-aventis (i) will provide ImmunoGen with a copy of any such proposed patent application for review and comment reasonably in advance of filing, and (ii) will keep ImmunoGen reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, (A) by providing ImmunoGen with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) by providing ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ImmunoGen has a reasonable opportunity to review and comment.  If sanofi-aventis fails to undertake the filing(s) of any such patent application with respect to any such invention within [***] ([***]) days after receipt of written notice from ImmunoGen that ImmunoGen believes filing(s) of such an application by sanofi-aventis is appropriate, ImmunoGen may undertake such filing(s) at its own expense, in which case sanofi-aventis will assign all of its rights to such Improvements to ImmunoGen and any subsequently issued patent thereon will be owned solely by ImmunoGen.

6.2.3        Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, and prosecution of any patent applications pursuant to this Section 6.2.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring its employees or agents to execute such papers and instruments, so as to effectuate the ownership of such patent applications and any patents thereon and to enable the filing and prosecution of applications in any country.

6.3           Infringement.

6.3.1        Sanofi-aventis Improvements.  Sanofi-aventis shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of Patent Rights claiming Sanofi-aventis Improvements.

6.3.2        ImmunoGen Technology.  ImmunoGen shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of the Licensed Patent Rights.

6.4           Cooperation.  Each Party shall give notice to the other Party of any potential infringement or actual infringement by a Third Party of any Patents Rights covering Licensed Technology and shall execute all papers and perform such other acts (other than monetary) as may be reasonably required to maintain any infringement suit brought in accordance with Section 6.3 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice.  In addition, the Parties shall reasonably cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Licensed Patent Rights.

6.5           No Obligation.  No Party shall have any obligation to the other Party under this Agreement to pay any fees or costs: (i) for that Party’s bringing a lawsuit or other action to enforce any Licensed Patent Rights, or any other patent owned by a Party against an actual or suspected infringement or (ii) for any other Party to obtain for its own benefit independent business or legal advice concerning any of the patent rights set forth in clause (i) hereof.

7.             TERM AND TERMINATION

7.1           Term.  Unless earlier terminated as provided in this Section 7, the term of this Agreement shall expire upon the later of the expiration of the Research Term or the last to expire of the Option Periods (the “Term”).

7.2           Termination.  This Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, effective [***] ([***]) days after giving written notice to the breaching Party of such termination in the case of a payment breach and [***] ([***]) days after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail.  The foregoing notwithstanding, if such default or breach is cured or shown to be non-existent within the aforesaid [***] ([***]) or [***] ([***]) day period, the notice shall be automatically withdrawn and of no effect.  However, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 8.14.  Additionally, until such time as sanofi-aventis has exercised the Research Term Option, sanofi-aventis shall have the further right to terminate this Agreement upon providing not less than [***] ([***]) days’ written notice to ImmunoGen of such termination.

7.3           Remedies.  If either Party shall fail to perform or observe or otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

7.4           Surviving Provisions.  Notwithstanding any provision herein to the contrary, the rights and obligations set forth in Sections 2.3.6, 4, 5, 6.2, 7.4, 8.4, 8.5, 8.6, 8.16 and 8.17 hereof shall survive the expiration of the Term or the termination of this Agreement.  All other rights and licenses of the Parties set forth in this Agreement shall terminate.

8.             REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1           Mutual Representations and Warranties.  ImmunoGen and sanofi-aventis each represents and warrants to the other, as of the Effective Date, as follows:

8.1.1        Organization.  It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

8.1.2        Authorization.  The execution and delivery of this Agreement and the performance by it of the transactionscontemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.

8.1.3        Binding Agreement.  This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.

8.1.4        No Inconsistent Obligation.  It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.

8.2           Additional Representations of ImmunoGen.  ImmunoGen further represents and warrants to sanofi-aventis, as of the Effective Date, as follows:

8.2.1        Licensed Patent Rights.  All Licensed Patent Rights existing as of the Effective Date are existing and, to ImmunoGen’s knowledge, no such Licensed Patent Rights are invalid or unenforceable.

8.2.2        Claims or Judgments.  There are no claims, judgment or settlements against ImmunoGen pending, or to ImmunoGen’s knowledge, threatened, that invalidate or seek to invalidate the Licensed Patent Rights existing as of the Effective Date.

8.2.3        Right to Technology.  ImmunoGen has the right to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the licenses under the Licensed Patent Rights granted pursuant to this Agreement.

8.2.4        No Infringement.  To ImmunoGen’s knowledge, no Third Party is infringing, or threatening to infringe, the Licensed Patent Rights.

8.2.5        No Litigation.  To ImmunoGen’s knowledge, there is no pending or threatened litigation that alleges that ImmunoGen’s proposed activities under this Agreement would infringe or misappropriate any intellectual property rights of any Third Party.

8.3           Covenant.  ImmunoGen agrees to use commercially reasonable efforts to maintain the right, to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the licenses under the Licensed Patent Rights granted pursuant to this Agreement.

9.             INDEMNIFICATION

9.1           Indemnification of sanofi-aventis by ImmunoGen.  ImmunoGen shall indemnify, defend and hold harmless sanofi-aventis, its Affiliates, their respective directors,

officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “sanofi-aventis Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the sanofi-aventis Indemnitees, or any one of them, as a direct result of claims, suits, actions, demands or judgments of Third Parties, including without limitation personal injury and product liability claims and claims of suppliers and ImmunoGen employees (collectively, “Claims”), arising out of the material breach by ImmunoGen of this Agreement, except with respect to any Claim or Losses that result from a material breach of this Agreement by, or the gross negligence or willful misconduct of, sanofi-aventis, provided that, with respect to any Claim for which ImmunoGen has an obligation to any sanofi-aventis Indemnitee pursuant to this Section 9.1 and sanofi-aventis has an obligation to any ImmunoGen Indemnitee pursuant to Section 9.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.

9.2           Indemnification of ImmunoGen by sanofi-aventis.  Sanofi-aventis shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), against any Losses incurred by or imposed upon the ImmunoGen Indemnitees, or any one of them, as a direct result of Claims arising out of (a) the material breach by sanofi-aventis of this Agreement; (b) the development or commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any MAY Compound or Ab-MAY Product by sanofi-aventis or any of its Affiliates, Sublicensees, distributors or agents, except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, ImmunoGen, provided that with respect to any Claim for which ImmunoGen has an obligation to any sanofi-aventis Indemnitee pursuant to Section 9.1 and sanofi-aventis has an obligation to any ImmunoGen Indemnitee pursuant to this Section 9.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.

9.3           Conditions to Indemnification.  A Person seeking recovery under Sections 9.1 or 9.2(the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under Sections 9.1 or 9.2, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respectsand shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.

9.4           Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT

TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

9.5           Limited Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

10.          MISCELLANEOUS

10.1         Notices.  Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to sanofi-aventis or ImmunoGen shall be in writing and shall be effective on receipt when delivered to the applicable address specified below (or to such other address as may be specified in writing to the other Party hereto):

If to ImmunoGen:	ImmunoGen, Inc.
128 Sidney Street
Cambridge, MA 02139
Attn: Chief Executive Officer

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: [***] [***] [***], Esq
Telecopy: 617-542-2241

If to sanofi-aventis:	sanofi-aventis U.S. Inc.
1041 Rt.202-206
Bridgewater, NJ 08807
Attn: Head, US Alliance & Partnerships

With a copy to:
Attn: Head, US R&D Legal

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with changes prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 10.1.

10.2         Governing Law.  This Agreement will be construed, interpreted and applied in accordance with the laws of the State of Delaware (excluding its body of law controlling conflicts of law).

10.3         Limitations.  Except as set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

10.4         Entire Agreement.  This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof, including without limitation the Option Agreement.  No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

10.5         Waiver.  The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance.  The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same.  No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

10.6         Headings.  Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

10.7         Assignment.  Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, and to any Third Party purchaser of all of the capital stock of such Party or all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation.

10.8         Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party.  In the event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

10.9         Construction.  The Parties hereto acknowledge and agree that each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision.

10.10       Severability.  If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party’s rights under this Agreement are not materially affected.  The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

10.11       Status.  Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

10.12       Section 365(n).  All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of such Code.  The Parties agree that the licensee may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction.  The Parties further agree that, in the event a licensee elects to retain its rights as a licensee under such Code, the licensee shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology.  Such embodiments of the technology shall be delivered to the licensee not later than (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or (b) if not delivered under Section 10.12(a) above, upon the rejection of this Agreement by or on behalf of the licensor, upon written request.

10.13       Further Assurances.  Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.14       Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

IMMUNOGEN, INC.

By:
Name:
Title:

SANOFI-AVENTIS U.S. LLC

By:
Name:
Title:

SANOFI-AVENTIS U.S. LLC

By:
Name:
Title:

APPENDIX A

FORM OF EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of                  ,         , by and between ImmunoGen, Inc., a Massachusetts corporation having a principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 (“ImmunoGen”), and sanofi-aventis U.S. LLC, a limited liability company organized and existing under the laws of Delaware with offices at 1041 Rt.202-206, Bridgewater, NJ 08807 (“sanofi-aventis”).  Each of sanofi-aventis and ImmunoGen is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties executed an Option and License Agreement (as hereinafter defined) pursuant to which ImmunoGen granted sanofi-aventis certain options to license certain Technology Controlled by ImmunoGen; and

WHEREAS, ImmunoGen has entered into agreements based on the so-called “Revolving-Door” structure with a number of Third Parties whereby such Third Parties are obligated to grant back to ImmunoGen the right to such Third Parties’ improvements to Technology and Patent Rights, and pursuant to which ImmunoGen has the right to grant access to such Third Party Improvements to sanofi-aventis; and

WHEREAS, sanofi-aventis exercised an Option (as hereinafter defined) pursuant to the Option and License Agreement, pursuant to which the Parties have agreed to enter into this Agreement in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.             DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

1.1           “Ab-MAY Product” means any product containing a conjugate of a Sanofi-aventis Antibody with a MAY Compound.
1.2           “Affiliate” means, with respect to any Party, any Person that, directly or through one or more Affiliates, controls, or is controlled by, or is under common control with, such Party.  For purposes of this definition, “control” means (a) ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
1.3           “Annual Net Sales” means the aggregate Net Sales during a particular Calendar Year.

1.4           “Antibody” means a polyclonal or monoclonal antibody, whether multiple or single chain, recombinant or naturally occurring, whole or fragment, and any variants, derivatives or constructs thereof, including but not limited to, antigen binding portions including Fab, Fab’, F(ab’)2, Fv, dAb and CDR fragments, single chain antibodies (scFv), chimeric antibodies, diabodies and polypeptides (including any humanized versions thereof) that contain at least a portion of an immunoglobulin that is sufficient to confer specific antigen binding to the polypeptide.
1.5           “Antibody-MAY Compound Conjugate” means any compound containing a conjugate of an Antibody with a MAY Compound.
1.6           “Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity hereunder.
1.7           “Business Day” means a day on which banking institutions in New York, New York are open for business.
1.8           “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.
1.9           “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
1.10         “Clinical Materials” means any supplies of MAY Compound or Licensed Product manufactured by ImmunoGen in accordance with all Applicable Laws (including GMP) and applicable Specifications for use in human clinical testing up to and including non-pivotal Phase IIB Studies.
1.11         “Collaboration Agreement” means that certain Collaboration and License Agreement dated as of July 30, 2003, as amended, by and between ImmunoGen and Aventis Pharmaceuticals, Inc., the predecessor in interest to sanofi-aventis.
1.12         “Commercialization” or “Commercialize” means any and all activities directed to the commercialization of a Licensed Product, including pre-launch and launch activities, marketing, manufacturing for commercial sale, promoting, detailing, distributing, offering to sell and selling a Licensed Product, importing a Licensed Product for sale, conducting additional human clinical trials and interacting with Regulatory Authorities regarding the foregoing.  When used as a verb, “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.
1.13         “Commercially Reasonable Efforts” means, with respect to sanofi-aventis, the efforts at least equal to those customarily used by sanofi-aventis with respect to a product or potential product of similar nature at a similar stage in its development or product life and of similar market potential, in view of conditions prevailing at the time, and evaluated taking into account all relevant factors, including without limitation, the mechanism of action, efficacy, safety, the anticipated regulatory authority approved labeling, the competitiveness of alternative products that are in the marketplace or under development, the patent and other proprietary position of the product, the likelihood of Regulatory Approval, the profitability of the product and other technical, scientific, legal, medical, marketing and competitive factors.
1.14       “Commercialization Regulatory Approval” means, with respect to any Licensed Product, the granting of approval by a Regulatory Authority of (a) an NDA in the United States, or (b) the equivalent of an NDA required by Applicable Laws in any country or region in the Territory outside of the United States to sell such Licensed Product for use in the Field in such country or region.
1.15       “Comparable Product” means a product, other than any product being marketed and/or sold as of the Effective Date, that (a) incorporates or is comprised of an Antibody-drug conjugate, (b) is directed against the same Target as a Licensed Product and (c) is marketed and sold by a Third Party for use in the Field.
1.16       “Confidential Information” means (a) with respect to ImmunoGen, all tangible embodiments of Licensed Technology and Licensed Patent; (b) with respect to sanofi-aventis, all information and Technology related to the sanofi-aventis Antibody and otherwise included in any Regulatory Filings made, and Regulatory Approvals received, by sanofi-aventis with respect to Licensed Products; and (c) with respect to each Party, all information and Technology disclosed or provided by or on behalf of such Party (the “disclosing Party”) to the other Party (the “receiving Party”) or to any of the receiving Party’s employees, consultants, Affiliates or sublicensees, provided, that, none of the foregoing shall be Confidential Information if: (i) as of the date of disclosure, it is known to the receiving Party or its Affiliates as demonstrated by credible contemporaneous written documentation, other than by virtue of a prior confidential disclosure to such receiving Party; (ii) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving Party; (iii) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (iv) it is independently developed by or for the receiving Party without reference to or use of any Confidential Information of the disclosing Party as demonstrated by credible contemporaneous written documentation.  For purposes of clarity, the terms of this Agreement shall constitute Confidential Information of each Party.
1.17       “Control” or “Controlled” means with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party.
1.18       “Derived” means obtained, developed, created, synthesized, designed, derived or resulting or generated from, based upon, or otherwise containing (whether directly or indirectly, or in whole or in part).

1.19       “Designated Senior Officer” means, with respect to a Party, the senior officer of such Party or its Affiliate designated by such Party to have final decision making authority over Disputed Matters.
1.20       “Development” or “Develop” means, with respect to each Licensed Product, all non-clinical and clinical activities required to obtain Regulatory Approval of such Licensed Product.  For purposes of clarity, these activities include, without limitation, test method development and stability testing, regulatory toxicology studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing.  When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.
1.21       “Drug Approval Application” means, with respect to a Licensed Product in a particular country or region, an application for Commercialization Regulatory Approval for such Licensed Product in such country or region, including without limitation: (a) an NDA or sNDA; (b) a counterpart of an NDA or sNDA, including any MAA, in any country or region in the Territory; and (c) all supplements and amendments to any of the foregoing.
1.22       “Effective Date” means the date first set forth above in the introductory paragraph to this Agreement.
1.23       “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.
1.24       “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.
1.25       “Field” means all human therapeutic, prophylactic and diagnostic uses.
1.26       “First Commercial Sale” means, with respect to a Licensed Product in any country in the Territory, the first sale, transfer or disposition for value or for end use or consumption of such Licensed Product in such country, provided, that, any sale to an Affiliate or Sublicensee will not constitute a First Commercial Sale unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Licensed Product.
1.27       “Force Majeure Event” means any occurrence beyond the reasonable control of a Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.
1.28       “Generic Product” means a pharmaceutical product that (a) contains the same active ingredient as a Licensed Product; (b) is bioequivalent to such Licensed Product; and (c) is directed against the same Target as a Licensed Product.

1.29       “GLP” means the then current Good Laboratory Practice Standards promulgated or endorsed by the FDA or in the case of foreign jurisdictions, comparable regulatory standards promulgated or endorsed by the applicable Regulatory Authority, including those procedures expressed or implied in the Regulatory Filings.
1.30       “GMP” means all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.
1.31       “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.
1.32       “Improvement” means any enhancement, improvement or modification to the Licensed Technology or the Licensed Patent Rights.
1.33       “IND” means: (a) an Investigational New Drug Application (as defined in the FDCA and regulations promulgated thereunder) or any successor application or procedure required to initiate clinical testing of a Licensed Product in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Licensed Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.
1.34       “Initiation” means, with respect to any clinical trial, the first date that a human subject is dosed in such clinical trial.
1.35       “Licensed Patent Rights” means any of the patents and patent applications described in Schedule 1 attached hereto, and any divisionals, continuations, continuations-in-part (to the extent that any continuations-in-part are entitled to the priority date of an initial patent or patent application which is the subject of this Agreement), reissues, reexaminations, confirmations, revalidations, registrations, patents of addition, renewals, extensions or substitutes thereof, or any patents issuing therefrom or any supplementary protection certificates related thereto, including any Improvement related thereto that is conceived or reduced to practice by ImmunoGen or its Third Party collaborators, that are Controlled by ImmunoGen and that include one or more claims that cover Licensed Technology.
1.36       “Licensed Product” means any product directed against the Licensed Target (a) that is comprised of, incorporates or is Derived from an Ab-MAY Product, or (b) the manufacture, use or sale of which would, absent the license granted to sanofi-aventis hereunder, infringe any Valid Claim included in the Licensed Patent Rights.
1.37       “Licensed Target” means the Target set forth on Exhibit A attached hereto and incorporated herein by reference.
1.38       “Licensed Technology” means any Technology Controlled by ImmunoGen as of the Effective Dateorthat is Controlled by ImmunoGen at any time during the Term including, without limitation, any Improvement related thereto that is conceived or reduced to practice by ImmunoGen or its Third Party collaborators and that is, in any case, necessary or useful for sanofi-aventis to exercise the licenses granted to it pursuant to Section 2.1.1.

1.39       “MAA” means any application filed with the relevant Regulatory Authority seeking Regulatory Approval to market and sell a Licensed Product outside the United States for a particular indication in the Field.
1.40          “Manufacturing Cost” means, with respect to any Preclinical Materials or Clinical Materials manufactured by ImmunoGen, ImmunoGen’s fully-burdened costs (including the costs associated with product testing and release activities) of producing and packaging such Preclinical Materials or Clinical Materials, including the sum of the following components: (a) direct costs, including (1) materials directly used in producing and packaging such Preclinical Materials or Clinical Materials and (2) with respect to any Preclinical Materials or Clinical Materials obtained by ImmunoGen from a Third Party and supplied to sanofi-aventis without modification, the amount paid by ImmunoGen to such Third Party for the same; (b) manufacturing overhead costs attributable to the cost of goods under the foregoing clause (a) (1), including manufacturing and quality labor and manufacturing and quality supervisory services, operating and administrative costs of the manufacturing and quality departments and occupancy costs which are allocable to company departments based on space occupied or headcount or another reasonable activity-based method; for the purpose of clarity, any cost allocation shall be (i) in any case, applied in accordance with GAAP, and (ii) applied consistently by ImmunoGen in relation to all other Third Parties for which ImmunoGen manufactures comparable materials; (c) any other reasonable and customary out-of-pocket costs borne by ImmunoGen for the testing, transport, customs clearance, duty, insurance and/or storage of such Preclinical Materials or Clinical Materials; and (d) ImmunoGen’s general and administrative costs, including purchasing, human resources, payroll, information system and accounting, which are directly attributable or reasonably allocable to company departments based on space occupied or headcount.
1.41       “MAY Compound” means any and all maytansinoid compounds (including, without limitation, maytansinol, ansamitocins DM1 and DM4), whether produced by a botanical source, natural fermentation, chemical synthesis or otherwise, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case controlled by ImmunoGen.
1.42       “NDA” means a New Drug Application, as defined in the FDCA and regulations promulgated thereunder, or any successor application or procedure required to sell a Licensed Product in the United States for a particular indication in the Field.
1.43       “Net Sales” means the gross amount invoiced by sanofi-aventis or its Affiliates or Sublicensees to Third Parties in each country in the Territory for sales of each Licensed Product in such country during the period in which royalties are payable hereunder with respect to sales of such Licensed Product in such country, less the following deductions from such gross amounts absorbed or accrued with respect to such gross amounts: (a) trade, cash and/or quantity discounts allowed and taken directly with respect to such sales, or reflected in the invoiced amount; (b) excise, sales and other consumption taxes (including VAT on the sale of Licensed Products and excluding taxes based on income) and custom duties imposed upon and paid directly by sanofi-aventis with respect to the Licensed Products, to the extent included in the invoice price; (c) freight, insurance and other transportation charges, to the extent included in the invoice price; (d) amounts repaid or credited by reason of returns, rejections, defects or recalls, chargebacks, retroactive price reductions, refunds and billing errors; and (e) compulsory payments and rebates directly related to the sale of Licensed Products, accrued, paid or deducted, pursuant to agreements (including, but not limited to, managed care agreements) or governmental regulations.
Use of Licensed Products for promotional or sampling purposes and for use in clinical trials contemplated under this Agreement shall not be considered in determining Net Sales.  In the case of any sale of a Licensed Products between or among sanofi-aventis and its Affiliates or Sublicensees for resale, Net Sales shall be calculated as above only on the first arm’s length sale thereafter to a Third Party.
In the event a Licensed Product is sold as a component of a combination or bundled product that consists of a Licensed Product together with another therapeutically active product for the same indication (a “Combination Product”), the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition above), during the applicable royalty reporting period, by the fraction, A/A+B, where A is the average per unit sale price of the Licensed Product when sold separately in finished form in the country in which the Combination Product is sold during the same royalty reporting period in similar volumes and of the same class, purity and potency and B is the average per unit sale price of the other product(s) included in the Combination Product when sold separately in finished form in the country during the same royalty reporting period in similar volumes and of the same class, purity and potency in which the Combination Product is sold, in each case during the applicable royalty reporting period or, if sales of the Licensed Product alone did not occur in such period, then in the most recent royalty reporting period in which arms length fair market sales of such Licensed Product occurred.  In the event that such average sale price cannot be determined for the Licensed Product, on the one hand, and all other product(s) included in the Combination Product, on the other, Net Sales for the purposes of determining royalty payments shall be mutually agreed upon by the Parties based on the relative value contributed by each component, such agreement to be negotiated in good faith.
1.44       “Option” shall have the meaning set forth in the Option and License Agreement.
1.45       “Option and License Agreement” means that certain Option and License Agreement dated as of December 21, 2006, by and between ImmunoGen and sanofi-aventis.
1.46       “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (including inventor’s certificates and utility models) in any country or jurisdiction within the Territory, including all provisionals, substitutions, continuations, continuations-in-part, divisionals, supplementary protection certificates, renewals, all letters patent granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations, patents of addition thereof, PCTs and foreign counterparts.
1.47       “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.48       “Phase I Study” means a clinical study in subjects to evaluate the pharmacokinetic and pharmacodynamic properties, maximum tolerated dose, dosing interval, and absorption, distribution, metabolism and excretion (ADME) of a Licensed Product.
1.49       “Phase IIB Study”means a controlled dose ranging clinical trial to evaluate further the efficacy and safety of a Licensed Product in the targeted patient population and to define the optimal dosing regimen.
1.50       “Phase III Study” means, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file a Drug Approval Application to obtain Regulatory Approval to market and sell that Licensed Product for the indication under investigation in such study.
1.51       “Preclinical Materials” means any supplies of MAY Compound or Licensed Product manufactured by ImmunoGen in accordance with Applicable Laws and all applicable Specifications for use in preclinical testing.
1.52       “Regulatory Approval” means, with respect to any country or region in the Territory, any approval, product and establishment license, registration or authorization of any Regulatory Authority required for the manufacture, use, storage, importation, exportation, transport or sale of a Licensed Product for use in the Field in such country or region.
1.53       “Regulatory Authority” means the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Licensed Product.
1.54       “Regulatory Filings” means, collectively: (a) all INDs, NDAs, establishment license applications, drug master files, applications for designation as an “Orphan Product” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)) or all other similar filings (including MAAs and, counterparts of any of the foregoing in any country or region in the Territory) as may be required by any Regulatory Authority for the Development or Commercialization of a Licensed Product in the Territory; (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.
1.55       “Reportable Event” means any serious adverse event or medical occurrence in a patient or subject who is administered a Licensed Product, whether or not considered related to the Licensed Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.
1.56       “Royalty Term” means, with respect to each Licensed Product in each country in the Territory, the period beginning on the date of First Commercial Sale of such Licensed

Product in such country and continuing until the later of (a) the expiration of the last to expire Valid Claim of the Licensed Patent Rights in such country that covers such Licensed Product or its use, method of delivery or manufacture or (b) [***] ([***]) years from the date of the First Commercial Sale of such Licensed Product in such country.  For purposes of clarity, to the extent a Licensed Product is covered in a given country solely by a Valid Claim that relates to an ImmunoGen or Third Party Improvement, the Royalty Term applicable to such Licensed Product in such country will only be extended until the expiration of such Valid Claim if  the ImmunoGen or Third Party Improvement covers a use, method of delivery or manufacture of such Licensed Product that is being exploited in such country.
1.57       “Sanofi-aventis Antibody” means any Antibody Controlled by sanofi-aventis.
1.58       “Sanofi-aventis Improvement” means any Improvement that is conceived or first reduced to practice by sanofi-aventis in connection with the Development or Commercialization of any Licensed Product.
1.59       “sNDA” means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.
1.60       “Specifications” means any specifications prepared by sanofi-aventis and agreed to by the Parties in writing relating to the manufacture and supply of any Preclinical Materials or Clinical Materials hereunder.
1.61       “Sublicensee” means any Third Party (other than an Affiliate) to which sanofi-aventis grants a license or sublicense pursuant to Section 2.1.2.
1.62       “Technology” means, collectively, all inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including without limitation, macromolecular sequences, data, formulations, processes, techniques, know-how and results (including any negative results).
1.63       “Territory” meansall countries of the world.
1.64       “Third Party” means any Person other than sanofi-aventis and ImmunoGen and their respective Affiliates.
1.65       “Valid Claim” means any claim of a pending patent application or an issued unexpired patent within the Licensed Patent Rights that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding.
Additional Definitions.  In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section

Agreement	Recitals
Claims	9.1
Covered Results	5.3
Disputed Matters	10.3.1
ImmunoGen	Recitals
ImmunoGen Indemnitees	9.2
Indemnified Party	9.3
Indemnifying Party	9.3
Infringement	6.3.1(a)
Infringement Notice	6.3.1(a)
Losses	9.1
sanofi-aventis	Recitals
sanofi-aventis Indemnitees	9.1
Party/Parties	Recitals
Supply Agreement	2.7.2
Term	7.1
Third Party Payments	4.3.3
Threshold Market Share	4.3.4
Withholding Taxes	4.3.8

2.             LICENSE GRANTS; TECHNOLOGY TRANSFER

2.1           License Grants.

2.1.1        License to sanofi-aventis.  Subject to the other terms of this Agreement, ImmunoGen hereby grants to sanofi-aventis and its Affiliates an exclusive (even as to ImmunoGen) license within the Territory, including the right to grant sublicenses as described in Section 2.1.2 below, under the Licensed Patent Rights and Licensed Technology to research, Develop, have Developed, Commercialize and have Commercialized Licensed Products, for any and all uses within the Field.

2.1.2        Right to Sublicense.  Sanofi-aventis and its Affiliates shall have the right to grant sublicenses under the license granted to it under Section 2.1.1with respect to any Licensed Product to any Third Party, provided, that: (a) it shall be a condition of any such sublicense that such Sublicensee agrees to be bound by all terms of this Agreement applicable to the Development and Commercialization of Licensed Products in the Field in the Territory (including, without limitation, Sections 3.2, 3.3 and 3.4); (b) sanofi-aventis shall provide written notice to ImmunoGen of any such proposed sublicense at least [***] ([***]) days prior to such execution and provide redacted copies to ImmunoGen of each such sublicense within [***] ([***]) days of such execution; (c) sanofi-aventis shall be deemed to have guaranteed that each such Sublicensee will fulfill all of sanofi-aventis’ obligations under this Agreement applicable to the subject matter of such sublicense; and (d) sanofi-aventis shall not be relieved of its obligations pursuant to this Agreement as a result of any such sublicense.

2.2           Retained Rights of ImmunoGen; Restricted Activities.  Subject to the other terms of this Agreement, ImmunoGen retains the right to use the Licensed Technology and practice the Licensed Patent Rights (a) to perform its obligations under this Agreement, (b) to develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, import, have imported, export and have exported any product that is not a Licensed Product, and (c) for any and all uses outside of the Field.  Notwithstanding the foregoing, during the Term, ImmunoGen shall not, and shall cause each of its Affiliates to not, develop or commercialize, or grant any license or right to any Third Party to utilize, any Technology or Patent Rights Controlled by ImmunoGen or any of its Affiliates at any time during the Term for the development or commercialization of an Antibody-MAY Compound conjugate that is directed against the Licensed Target.

2.3           License to ImmunoGen.  Sanofi-aventis hereby grants ImmunoGen a non-exclusive, worldwide, fully-paid, irrevocable, royalty-free license of perpetual duration under sanofi-aventis’ interest in any Sanofi-aventis Improvements (a) to manufacture Clinical Materials and/or Preclinical Materials pursuant to the terms of this Agreement and/or each applicable Supply Agreement; (b) to develop, make, have made, use, sell, have sold, offer for sale, import, have imported, export and have exported any product that is not a Licensed Product; and (c) to otherwise exploit such Improvements for all uses within the Field that are not otherwise restricted by an agreement by and between sanofi-aventis and ImmunoGen, provided, that, (i) any grant by ImmunoGen of a sublicense is only made in connection with the grant of a license to Technology Controlled by ImmunoGen and used in the conjugation of MAY Compounds to binding proteins; and (ii) the right of ImmunoGen to grant any such sublicense is subject to sanofi-aventis obtaining a grant back of a non-exclusive, fully paid, irrevocable, royalty-free license, including the right to grant sublicenses, under that sublicensee’s improvements, enhancements or modifications to Technology Controlled by ImmunoGen, to Develop and Commercialize Licensed Products in the Field and in the Territory in accordance with Section 2.1.1 of this Agreement.

2.4           Notice of Improvements.  Sanofi-aventis shall promptly notify ImmunoGen of the conception or reduction to practice of any such Sanofi-aventis Improvement. ImmunoGen shall promptly notify sanofi-aventis of (a) the conception or reduction to practice by ImmunoGen of any Improvement or (b) its receipt of written notice from any of its Third Party collaborators of its conception or reduction to practice of any Improvement.

2.5           No Other Rights.  Sanofi-aventis shall have no rights to use or otherwise exploit any Technology Controlled by ImmunoGen except as expressly set forth herein.

2.6           Use of Licensed Technology.  In connection with any Licensed Technology transferred to sanofi-aventis pursuant to this Agreement, sanofi-aventis hereby agrees that (a) it shall not use such Licensed Technology for any purpose other than exercising its rights or performing its obligations hereunder; (b) it shall use such Licensed Technology only in compliance with all Applicable Laws; (c) it shall not transfer any such Licensed Technology to any Third Party without the prior written consent of ImmunoGen, except as expressly permitted hereby; and (d) except for the rights expressly set forth herein, sanofi-aventis shall not acquire any other rights, title or interest in or to such Licensed Technology as a result of such transfer by ImmunoGen.

2.7           Compliance.  Sanofi-aventis shall perform its obligations to Develop Licensed Products in good scientific manner and in compliance in all material respects with all Applicable Laws, provided, that, with respect to each activity so performed that will or would reasonably be expected to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, sanofi-aventis shall comply in all material respects with the regulations and guidance of the FDA that constitute GLP or GMP (or, if and as appropriate under the circumstances, or other comparable regulation and guidance of any applicable Regulatory Authority in any country or region in the Territory).

2.8           Manufacture of Materials for Development.  As between the Parties, sanofi-aventis shall have the sole right, at its sole cost and discretion, to manufacture all materials (including without limitation any Licensed Products) to enable it to Develop or Commercialize Licensed Products (including as required for any pre-clinical, clinical and commercial use of Licensed Products, including process development and scale-up). In the event that, during the Term, sanofi-aventis desires ImmunoGen to supply to sanofi-aventis with quantities of Preclinical Materials or Clinical Materials to enable it to Develop or Commercialize Licensed Products, sanofi-aventis shall provide ImmunoGen with written notice of same and the following provision shall apply, as applicable:

2.8.1        Preclinical Materials.  To the extent the sanofi-aventis notice is with respect to Preclinical Materials, (a) ImmunoGen shall deliver all ordered amounts of Preclinical Materials in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties; (b) in connection with any ordering of Preclinical Materials by sanofi-aventis, ImmunoGen shall provide sanofi-aventis with ImmunoGen’s good faith estimate of the Manufacturing Cost for manufacture and supply of such Preclinical Materials; (c) ImmunoGen’s price to supply Preclinical Materials to sanofi-aventis manufactured at ImmunoGen’s Cambridge, Massachusetts facility shall equal [***] of ImmunoGen’s Manufacturing Cost for such Preclinical Materials; (d) ImmunoGen’s price to supply Preclinical Materials manufactured at ImmunoGen’s Norwood, Massachusetts facility shall equal [***] of ImmunoGen’s Manufacturing Cost for such Preclinical Materials; and (e) subject to (a) above, sanofi-aventis may [***]%, at its sole discretion, the [***] [***] [***] ImmunoGen will supply the requested Preclinical Materials, provided, that, nothing in this Section 2.7.1 shall preclude sanofi-aventis from making its own arrangements for manufacture and supply of Preclinical Materials on its own or with Third Parties, subject to the licenses granted hereunder.  Subject to the foregoing, as between the Parties, sanofi-aventis shall have the sole right, at its sole cost and discretion, to manufacture all Licensed Products required for the conduct of Development activities under this Agreement.

2.8.2        Clinical Materials.  To the extent the sanofi-aventis notice is with respect to Clinical Materials, the Parties shall negotiate in good faith and execute a supply agreement providing for such supply (each, a “Supply Agreement”).  The Supply Agreement shall provide, inter alia, that (a) ImmunoGen shall deliver all ordered amounts of Clinical Materials in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties in such Supply Agreement; (b) in connection with any ordering of Clinical Materials by sanofi-aventis, ImmunoGen shall provide sanofi-aventis with ImmunoGen’s good faith estimate of the Manufacturing Cost for manufacture and supply of such Clinical Materials; (c) ImmunoGen’s price to supply Clinical Materials to sanofi-aventis shall equal [***] of ImmunoGen’s Manufacturing Cost for such Clinical Materials; and (d) sanofi-aventis shall use such Clinical Materials solely for human clinical testing up to and including the conduct of non-pivotal Phase IIB Studies, provided, that, nothing herein shall preclude sanofi-aventis from making its own arrangements for manufacture and supply of Clinical Materials on its own or with Third Parties, subject to the licenses granted hereunder.    The Supply Agreement may take the form of a master supply agreement, together with a work order specifically related to the supply of Clinical Materials.  Further, the Parties shall execute such additional agreements related to GMP, quality and technical terms as are necessary for regulatory purposes.

3.             DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS

3.1           Responsibility for Development and Commercialization.  On and after the Effective Date, sanofi-aventis shall have the sole right, at its sole expense, for all aspects of the Development and Commercialization of Licensed Products in the Field in the Territory, including, without limitation, the conduct of: (a) all IND-enabling non-clinical studies; (b) all activities related to human clinical trials; (c) all activities relating to the manufacture and supply of Licensed Products (including all required process development and scale up work with respect thereto); and (d) all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, sales and marketing and conducting any post-marketing trials or databases and post-marketing safety surveillance).  Without limiting the generality of the foregoing, sanofi-aventis shall have the sole right, at its sole expense, for (i) making all Regulatory Filings for Licensed Products and filing all Drug Approval Applications and otherwise seeking all Regulatory Approvals for Licensed Products, as well as all correspondence and communications with Regulatory Authorities regarding such matters, and (ii) reporting of all adverse events to Regulatory Authorities if and to the extent required by Applicable Laws.  The Parties hereby agree that subject to Section 2.3, [***] shall [***]all data, results and all other information arising from any such activities under this Agreement specifically relating to Licensed Products, including, without limitation, all [***] [***] and [***] [***] relating to Licensed Products, and all of the foregoing information, documentation and materials shall be considered Confidential Information of [***].

3.2           Diligence.  Sanofi-aventis shall use Commercially Reasonable Efforts during the Term to Develop and Commercialize Licensed Products in the Field in the Territory.

3.3           Updates and Reports.  Sanofi-aventis shall provide ImmunoGen with brief written reports no less frequently than annually during the Term (commencing with the first anniversary of the Effective Date) summarizing sanoti-aventis’ efforts to Develop and Commercialize Licensed Products hereunder.  In addition, sanofi-aventis shall provide ImmunoGen with prompt written notice of the occurrence of the First Commercial Sale of any Licensed Product in any country.

3.4           Reportable Events.  Sanofi-aventis shall promptly provide ImmunoGen with notice of any Reportable Event within time frames consistent with any reporting obligations under Applicable Laws.

3.5           Manufacture of Licensed Products for Commercial Sale.  Unless otherwise agreed to by the Parties in the Supply Agreement, sanofi-aventis shall have the sole obligation and responsibility, at its sole cost and expense, for the manufacture of all Licensed Products (including without limitation the active pharmaceutical ingredients in any Licensed Product) for commercial sale.

3.6           Product Recalls.  In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with a Licensed Product that sanofi-aventis reasonably believes is attributable to or otherwise relates to the Licensed Technology or Licensed Patent Rights, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for such a recall, such Party shall promptly advise the other Party thereof by telephone or facsimile.  Following such notification, sanofi-aventis shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, provided that sanofi-aventis shall keep ImmunoGen regularly informed regarding any such recall, market withdrawal or corrective action.  Sanofi-aventis shall bear all expenses of any such recall, market withdrawal or corrective action (including, without limitation, expenses for notification, destruction and return of the affected Licensed Product and any refund to customers of amounts paid for such Licensed Product).

4.             PAYMENTS

4.1           License Fee.  Sanofi-aventis shall pay ImmunoGen a license fee in the amount of [***] [***] dollars (US $[***]), which amount shall be non-refundable and non-creditable, payable in immediately available funds within [***] ([***]) Business Days of the Effective Date.

4.2           Milestone Payments.

4.2.1        Milestones.  Sanofi-aventis shall make the following nonrefundable, non-creditable milestone payments to ImmunoGen within [***] ([***]) days after the achievement by sanofi-aventis and/or sanofi-aventis’ Affiliates and Sublicensees of each event for each Licensed Product as set forth below:

Milestone Event	Milestone Payment
[***] of [***] [***] [***] [***] for a [***] [***]	$	[***	]

[***] of [***] [***] [***] [***] for a [***] [***]	$	[***	]

[***] of [***] [***] [***] [***] for a [***] [***]	$	[***	]

[***] of [***] in the [***] [***] for a [***] [***]	$	[***	]

[***] of [***] [***] [***] in the [***] [***] for a [***] [***]	$	[***	]

[***] of [***] [***] [***] in [***] [***] for a [***] [***]	$	[***	]

[***] of [***] [***] [***] in [***] for a [***] [***]	$	[***	]

For purposes of clarity, (a) any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone for the first Licensed Product, regardless of how many times such milestones are achieved by Licensed Products and regardless of how many times a particular Licensed Product achieves such milestones and (b) if a milestone payment is made for any milestone event with respect to any Licensed Product and any milestone payments for any preceding milestone events have not been made with respect to such Licensed Product, then such earlier milestone payments shall be made concurrently with such later milestone payment (for example, if the milestone payment with respect to an [***] [***] in the [***] is due and payable, but the milestone payment with respect to the [***] of a [***] [***] [***] was not previously paid (because a [***] [***] [***] was not conducted with respect to such Licensed Product), then milestone payments for both milestone events shall both be made on the basis of the achievement of the milestone event with respect to the [***] of the [***] for that Licensed Product).  Notwithstandingthe foregoing, after the last to expire of the Licensed Patent Rights covering a Licensed Product, any milestone event achieved by such Licensed Product after such expiration shall result in a milestone payment to ImmunoGen in an amount equal to [***] percent ([***]%) of the corresponding milestone payment amounts listed in Section 4.2.1 above.

4.2.2        Milestone Notices.  Sanofi-aventis shall provide ImmunoGen with prompt written notice upon each occurrence of a milestone event set forth in Section 4.2.1.  In the event that, notwithstanding the fact that sanofi-aventis has not given such a notice, ImmunoGen believes any such milestone event has occurred, it shall so notify sanofi-aventis in writing and shall provide to sanofi-aventis data, documentation or other information that supports its belief.

4.3           Payment of Royalties; Royalty Rates; Accounting and Records.

4.3.1        Payment of Royalties.

(a)           Patent Coverage.  For each Licensed Product covered by a Valid Claim of the Licensed Patent Rights in any country in the Territory in which it is sold, sanofi-aventis shall pay ImmunoGen a royalty based on Annual Net Sales of such Licensed Product in each Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such Licensed Product in such country and ending upon the expiration of the Royalty Term for such Licensed Product, at the following rates:

Annual Net Sales	Royalty Rate (%)
Up to and including $[***] [***]	[***	]%

Above $[***] [***] and up to and including $[***] [***]	[***	]%

Above $[***] [***]	[***	]%

(b)           No Patent Coverage.  For each Licensed Product that is not covered by a Valid Claim of the Licensed Patent Rights in any country in the Territory in which it is sold or that is [***] [***] by a [***][***] [***] under a [***] [***] [***] to [***] under Section [***], sanofi-aventis shall pay ImmunoGen a royalty based on Annual Net Sales of such Licensed Product in each Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such Licensed Product in such country (including without limitation the First Commercial Sale following the termination or expiration of any Valid Claim in such country covering such Licensed Product)and ending on the expiration of the Royalty Term for such Licensed Product, at the following rates:

Annual Net Sales	Royalty Rate (%)
Up to and including $[***] [***]	[***	]%
Above $[***] [***] and up to and including $[***] [***]	[***	]%
Above $[***] [***]	[***	]%

The Parties hereby acknowledge and agree that royalties may be payable hereunder for a Licensed Product for which no issued patents within Licensed Patent Rights exist and under such circumstances, such royalties shall be in consideration of the commercial advantage, know-how and background information gained from the Licensed Technology.

(c)           Applicability of Royalty Rates. For purposes of clarity, (i) if a Licensed Product is covered by a Valid Claim in a country within the Territory such that royalties are paid by sanofi-aventis pursuant to Section 4.3.1(a) and, prior to the [***] ([***]) anniversary of the date of First Commercial Sale of such Licensed Product in such country, the Licensed Product is no longer covered by a Valid Claim in such country, sanofi-aventis shall pay ImmunoGen a royalty at the rates set forth in Section 4.3.1(b) for that portion of the Royalty Term during which no such Valid Claim exists in such country; and (ii) if a Licensed Product is not covered by a Valid Claim in a country within the Territory such that royalties are paid by sanofi-aventis pursuant to Section 4.3.1(b) and, prior to the [***] ([***]) anniversary of the date of First Commercial Sale of such Licensed Product, the Licensed Product becomes covered by a Valid Claim in such country, sanofi-aventis shall pay ImmunoGen a royalty at the rates set forth in Section 4.3.1(a) for that portion of the Royalty Term during which such Valid Claim exists in such country.

4.3.2        Royalty Term.  Sanofi-aventis shall pay the royalties set forth in Section 4.3.1 with respect to each Licensed Product on a country-by-country and product-by-product basis until expiration of the Royalty Term with respect thereto.  Upon the expiration of the Royalty Term for each Licensed Product in each country in the Territory, sanofi-aventis shall have a worldwide, perpetual, fully paid-up license, with the right to sublicense, under any and all Licensed Patents covering such Licensed Product to develop, make, have made, use, import, offer for sale, distribute and sell such Licensed Product in the Field and in such country.

4.3.3        Payments to Third Parties.  If, during any Calendar Quarter, sanofi-aventis actually makes any royalty payments to one or more Third Parties in consideration for a license, in the absence of which sanofi-aventis could not practice the Licensed Patent Rights necessary to make, use or sell the MAY Compound portion of any Licensed Product without infringing an issued patent or patents owned by such Third Party in any country (collectively, “Third Party Payments”), then sanofi-aventis shall have the right to reduce the royalties otherwise due to ImmunoGen pursuant to Section 4.3.1 hereof with respect to sales in such country of such Licensed Product in such Calendar Quarter or any subsequent Calendar Quarter by an amount equal to up to [***] percent ([***]%) of the amount of such Third Party Payments.  Notwithstanding the foregoing, such reductions shall in no event reduce the royalty rates otherwise due to ImmunoGen pursuant to Section 4.3.1 hereof with respect to the sales of such Licensed Product in such country to a royalty rate that is less than the respective rates set forth in Section 4.3.1(b) above.

4.3.4        Competitive Products.  Notwithstanding anything to the contrary contained in this Agreement, if during any Calendar Quarter, sanofi-aventis sells Licensed Products in a country in which a Third Party is selling (a) a Generic Product or (b) a Comparable Product and such Third Party has sales of such Comparable Product in such country that is greater than [***] percent ([***]%) of sanofi-aventis’ revenue-based or unit-based market share of such Licensed Product in such country (the “Threshold Market Share”), then, subject to the final sentence of this Section 4.3.4, on and after the date of first commercial sale of such Generic Product or date of achievement of the Threshold Market Share, as the case may be, all applicable royalties in effect with respect to such Licensed Product in such country as specified in Section 4.5.1 shall be reduced to [***] percent ([***]%).  Notwithstanding the foregoing, sanofi-aventis’ obligation to pay the full royalty rate shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which (a) sales of such Generic Product cease or (b) sales of such Comparable Product account for less than the Threshold Market Share in such country.

4.3.5        Payment Dates and Reports.  Royalty payments shall be made by sanofi-aventis within [***] ([***]) days after the end of each Calendar Quarter commencing with the Calendar Quarter in which the First Commercial Sale of a Licensed Product occurs.  All payments shall be made by wire transfer in accordance with instructions given in writing from time to time by ImmunoGen.  Sanofi-aventis shall also provide, at the same time each such payment is made, a report showing: (a) the Net Sales of each Licensed Product by country in the Territory;(b) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (c) the applicable royalty rates for such Licensed Product; (d) the exchange rates used in calculating any of the foregoing; and (e) a calculation of the amount of royalty due to ImmunoGen.

4.3.6        Records; Audit Rights.  For a period of [***] ([***]) years, sanofi-aventis shall keep and maintain, and shall require its respective Affiliates and Sublicensees to keep and maintain, such accurate and complete books and records in connection with the sale of Licensed Products hereunder, as are necessary to allow the accurate calculation consistent with generally accepted accounting principles of the royalties due to ImmunoGen, including any records required to calculate any royalty adjustments hereunder.   Once per Calendar Year, ImmunoGen shall have the right to engage an independent certified public accounting firm of nationally recognized standing and reasonably acceptable to sanofi-aventis, which shall have the right to examine in confidence the relevant books and records of sanofi-aventis and its respective Affiliates and Sublicensees as may be reasonably necessary to determine and/or verify the amount of royalty payments due hereunder.  Such examination shall be conducted, and sanofi-aventis shall make its records available, during normal business hours, after at least [***] ([***]) days prior written notice to sanofi-aventis, as applicable, and shall take place at the facility(ies) where such records are maintained.  Each such examination shall be limited to pertinent books and records for any year ending not more than [***] ([***]) months prior to the date of request, provided, that, ImmunoGen shall not be permitted to audit the same period of time more than once.  Before permitting such independent accounting firm to have access to such books and records, sanofi-aventis may require such independent accounting firm and its personnel involved in such audit, to sign a confidentiality agreement (in form and substance reasonably acceptable to each of the Parties) as to any Confidential Information which is to be provided to such accounting firm or to which such accounting firm will have access, while conducting the audit under this paragraph.  The ImmunoGen independent accounting firm will prepare and provide to each Party a written report stating whether the royalty reports submitted and royalties paid are correct or incorrect and the specific details concerning any discrepancies.  Such accounting firm may not reveal to ImmunoGen any information learned in the course of such audit other than the amount of any such discrepancies.  ImmunoGen agrees to hold in strict confidence all information disclosed to it, except to the extent necessary for ImmunoGen to enforce its rights under this Agreement or if disclosure is required by law.  In the event there was an underpayment by sanofi-aventis hereunder, sanofi-aventis shall promptly (but in no event later than [***] ([***]) days after such Party’s receipt of the independent auditor’s report so correctly concluding) make payment to ImmunoGen of any shortfall.  In the event that there was an overpayment by sanofi-aventis hereunder, ImmunoGen shall promptly (but in no event later than [***] ([***]) days after ImmunoGen’s receipt of the independent auditor’s report so correctly concluding) refund to sanofi-aventis the excess amount.  ImmunoGen shall bear the full cost of such audit unless such audit discloses an underreporting by sanofi-aventis of more than [***] percent ([***]%) of the aggregate amount of royalties in any twelve (12) month period, in which case, sanofi-aventis shall reimburse ImmunoGen for all costs incurred by ImmunoGen in connection with such examination and audit.

4.3.7        Overdue Payments.  All royalty payments not made within the time period set forth in Section 4.3.1, and all milestone payments not made within the time period specified in Section 4.2.1, shall bear interest at a rate of one percent (1%) per month from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Laws.  Any such overdue royalty or milestone payment shall, when made, be accompanied by, and credited first to, all interest so accrued.

4.3.8        Withholding Taxes.  Any payments made by sanofi-aventis to ImmunoGen under this Agreement shall be free and clear of any taxes, duties, levies, fees or charges, and such amounts shall be reduced by the amount required to be paid or withheld pursuant to any applicable law, including, but not limited to, United States federal, state or local tax law (“Withholding Taxes”).  Any such Withholding Taxes required by law to be paid or withheld shall be an expense of, and borne solely by, ImmunoGen.  Sanofi-aventis, as applicable, shall submit to ImmunoGen reasonable proof of payment of the Withholding Taxes, together with an accounting of the calculations of such taxes, within [***] ([***]) days after such Withholding Taxes are remitted to the proper authority.  The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment.

4.3.9        Foreign Currency Exchange.  With respect to Net Sales invoiced or expenses incurred in U.S. dollars, the Net Sales or expense amounts and the amounts due to ImmunoGen hereunder shall be expressed in U.S. dollars.  With respect to Net Sales invoiced or expenses incurred in a currency other than U.S. dollars, the Net Sales or expense shall be expressed in the domestic currency of the entity making the sale or incurring the expense, together with the U.S. dollar equivalent, calculated using the arithmetic average of the spot rates on the last Business Day of each month of the Calendar Quarter in which the Net Sales were made or the expense was incurred.  The “closing mid-point rates” found in the “Exchange Rates” table published by The Wall Street Journal, or any other publication as agreed to by the Parties, shall be used as the source of spot rates to calculate the average as defined in the preceding sentence.  All payments shall be made by wire transfer in U.S. dollars to the credit of such bank account as shall be designated at least [***] ([***]) business days in advance by ImmunoGen in writing to sanofi-aventis.

5.             TREATMENT OF CONFIDENTIAL INFORMATION;

PUBLICITY.

5.1           Confidentiality

5.1.1        Confidentiality Obligations.  ImmunoGen and sanofi-aventis each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party.  ImmunoGen and sanofi-aventis each agrees that, subject to Section 5.1.2, (a) during the Term and for an additional [***] ([***]) years thereafter it will not disclose, and will cause its Affiliates and Sublicensees not to disclose, any Confidential Information of the other Party and (b) during and after the Term, it will not use, and will cause its Affiliates not to use, any Confidential Information of the other Party, in either case, except as expressly permitted hereunder.  Without limiting the generality of the foregoing, each Party shall take such action, and shall cause its Affiliates and sublicensees to take such action, to preserve the confidentiality of the other Party’s Confidential Information as such Party would customarily take to preserve the confidentiality of its own Confidential Information and shall, in any event, use at least reasonable care to preserve the confidentiality of the other Party’s Confidential Information.

5.1.2        Limited Disclosure.  ImmunoGen and sanofi-aventis each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 5.1.3.  In addition, ImmunoGen and sanofi-aventis each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors and (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) debt or equity financing of such other Party or (iii) purchase by any Third Party of all of the capital stock or all or substantially all of the assets of such other Party or any merger or consolidation involving such other Party; if, in each case, the Person receiving such Confidential Information of the other Party agrees in writing to maintain the confidentiality of such Confidential Information of the other Party with terms at least as restrictive as those contained in Section 5.1.1.  In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information (A) as reasonably necessary to file, prosecute or maintain patents or patent applications, or to file, prosecute or defend litigation related to patents or patent applications, in accordance with this Agreement; or (B) as required by Applicable Laws, provided that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure, (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense and (3) use good faith efforts to incorporate the comments of such other Party in any such disclosure or request for confidential treatment or a protective order.

5.1.3        Employees and Consultants.  ImmunoGen and sanofi-aventis each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities contemplated by this Agreement or have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder.  Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.

5.2           Publicity.  The Parties acknowledge that the terms of this Agreement constitute Confidential Information of each Party and may not be disclosed except as permitted by Section 5.1.2.  Notwithstanding anything to the contrary in Section 5.1, the Parties, upon the execution of this Agreement, may mutually agree to a press release with respect to this Agreement and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party.  After issuance of such press release, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement (other than publication in scientific journals, in advertising materials and brochures, or presentation at scientific conferences and meetings and the like that are intended to be covered by, and are issued in compliance with, Section 5.3) related to the Development or Commercialization of a Licensed Product without the prior written consent of the other Party, provided that notwithstanding the foregoing, ImmunoGen shall be expressly permitted to publicly announce the occurrence of any milestone event under Section 4.2.1, provided, however, that the text of such announcement shall be mutually agreed to by the Parties.

5.3           Publications and Presentations.  The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.  Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Development or Commercialization of a Licensed Product to the extent such results refer to or otherwise relate to the Licensed Technology or Licensed Patent Rights (the “Covered Results”) without the prior review by and approval of the other Party.  Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Covered Results at least [***] ([***]) days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] ([***]) days from the date of such written request to seek appropriate patent protection for any Covered Rights in such publication or presentation that it reasonably believes may be patentable.  Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication.  Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.  In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

6.             FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

6.1           Patent Filing, Prosecution and Maintenance.

6.1.1        Licensed Patent Rights.  ImmunoGen, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense, for the preparation, filing, prosecution and maintenance of all Licensed Patent Rights.  All costs and expenses incurred by ImmunoGen in connection with the preparation, filing, prosecution and maintenance of Licensed Patent Rights shall be the sole responsibility of ImmunoGen.  At ImmunoGen’s request, sanofi-aventis shall cooperate with ImmunoGen in all reasonable respects in connection with such preparation, filing, prosecution and maintenance of Licensed Patent Rights.

6.1.2        Sanofi-aventis Improvements.  Sanofi-aventis, acting through patent counsel or agents of its choice, shall be responsible, at its sole cost and expense, for the preparation, filing, prosecution and maintenance of Patent Rights claiming Sanofi-aventis Improvements.  Sanofi-aventis (i) will provide ImmunoGen with a copy of any such proposed patent application for review and comment reasonably in advance of filing, and (ii) will keep ImmunoGen reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, (A) by providing ImmunoGen with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) by providing ImmunoGen a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ImmunoGen has a reasonable opportunity to review and comment.  If sanofi-aventis fails to undertake the filing(s) of any such patent application with respect to any such invention within [***] ([***]) days after receipt of written notice from ImmunoGen that ImmunoGen believes filing(s) of such an application by sanofi-aventis is appropriate, ImmunoGen may undertake such filing(s) at its own expense, in which case sanofi-aventis will assign all of its rights to such Sanofi-aventis Improvements to ImmunoGen and any subsequently issued patent thereon will be owned solely by ImmunoGen.

6.1.3        Cooperation.  Each Party agrees to cooperate reasonably with the other Party in the preparation, filing, and prosecution of any patent applications pursuant to this Section 6.1.  Such cooperation includes, but is not limited to, executing all papers and instruments, or requiring its employees or agents to execute such papers and instruments, so as to effectuate the ownership of such patent applications and any patents thereon and to enable the filing and prosecution of applications in any country.

6.2           Abandonment.

6.2.1     Licensed Patent Rights.  If ImmunoGen decides to abandon or to allow to lapse any of the Licensed Patent Rights that cover any Licensed Product in any country or region in the Territory, ImmunoGen shall inform sanofi-aventis of such decision promptly and, in any event, so as to provide sanofi-aventis a reasonable amount of time to meet any applicable deadline to establish or preserve such Licensed Patent Rights in such country or region.  Sanofi-aventis shall have the right to assume responsibility for continuing the prosecution of such Licensed Patent Rights in such country or region and paying any required fees to maintain such Licensed Patent Rights in such country or region or defending such Licensed Patent Rights, in each case at sanofi-aventis’ sole expense and through patent counsel or agents of its choice.  Sanofi-aventis shall not become an assignee of such Licensed Patent Rights as a result of its assumption of any such responsibility.  Upon transfer of ImmunoGen’s responsibility for prosecuting, maintaining and defending any of the Licensed Patent Rights to sanofi-aventis under this Section 6.2.1, ImmunoGen shall promptly deliver to sanofi-aventis copies of all necessary files related to the Licensed Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for sanofi-aventis to assume such prosecution, maintenance and defense.

6.2.2     Sanofi-aventis Improvements.  If sanofi-aventis decides to abandon or to allow to lapse any of the Patent Rights that cover Sanofi-aventis Improvements in any country or region in the Territory, sanofi-aventis shall inform ImmunoGen of such decision promptly and, in any event, so as to provide ImmunoGen a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region.  ImmunoGen shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, in each case at ImmunoGen’s sole expense and through patent counsel or agents of its choice.  ImmunoGen shall not become an assignee of such Patent Rights as a result of its assumption of any such responsibility.  Upon transfer of sanofi-aventis’ responsibility for prosecuting, maintaining and defending any such Patent Rights to ImmunoGen under this Section 6.2.2, sanofi-aventis shall promptly deliver to ImmunoGen copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for ImmunoGen to assume such prosecution, maintenance and defense.

6.3           Legal Actions.

6.3.1        Third Party Infringement.

(a)           In the event either Party becomes aware of any possible infringement of, or the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act that is covered by, any Licensed Patent Rights that cover a Licensed Product or any Sanofi-aventis Improvement (an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).

(b)           ImmunoGenshall have the first right and option to eliminate such Infringement with respect to Licensed Patent Rights that cover Licensed Products by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by ImmunoGen.  If ImmunoGen does not take commercially reasonable steps to eliminate the Infringement within [***] [***] [***] ([***]) days from any Infringement Notice (or [***] ([***]) days in the case of an Infringement under the Hatch-Waxman Act), then sanofi-aventis shall have the right and option to do so at its expense, provided that if ImmunoGen has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***]-day (or, if applicable [***]-day) period, ImmunoGen shall have an additional [***] ([***]) days (or in the case of an Infringement under the Hatch-Waxman Act, [***] ([***]) days) to conclude its negotiations before sanofi-aventis may take steps to eliminate such Infringement.

(c)           Sanofi-aventis shall have the first right and option to eliminate such Infringement with respect to Sanofi-aventis Improvements by reasonable steps, which may include the institution of legal proceedings or other action.  All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by sanofi-aventis.  If sanofi-aventis does not take commercially reasonable steps to eliminate the Infringement within [***] [***] [***] ([***]) days from any Infringement Notice (or [***] ([***]) days in the case of an Infringement under the Hatch-Waxman Act), then ImmunoGen shall have the right and option to do so at its expense, provided that if sanofi-aventis has commenced negotiations with an alleged infringer for elimination of such Infringement within such [***]-day (or, if applicable [***]-day) period, sanofi-aventis shall have an additional [***] ([***]) days (or in the case of an Infringement under the Hatch-Waxman Act, [***] ([***]) days) to conclude its negotiations before ImmunoGen may take steps to eliminate such Infringement.

(d)           Neither Party shall settle any Infringement claim or proceeding under this Section 6.3.1 without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(e)           Each Party shall have the right to participate, and be represented by counsel that it selects, in any legal proceedings or other action instituted under this Section 6.3.1 by the other Party.  If a Party with the right to initiate legal proceedings under Section 6.3.1 to eliminate an Infringement lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with standing shall initiate such legal proceedings at the request and expense of the other Party.

(f)            In any action, suit or proceeding instituted under this Section 6.3.1, the Parties shall cooperate with and assist each other in all reasonable respects.  Upon the reasonable request of the Party instituting such action, suit or legal proceeding, the other Party shall join such action, suit or legal proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense.

(g)           Any amounts recovered by either Party pursuant to Section 6.3.1(b), whether by settlement or judgment, shall be allocated in the following order: (i) first, to reimburse ImmunoGen and sanofi-aventis for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata according to such expenses if insufficient to cover the totality of such expenses); (ii) to sanofi-aventis in reimbursement for lost sales (net of royalties) associated with Licensed Products and to ImmunoGen in reimbursement for lost royalties owing hereunder based on such lost sales; and (iii) any amounts remaining shall be allocated as follows: (A) if ImmunoGen is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to ImmunoGen, (B) if sanofi-aventis is the Party bringing such suit or proceeding or taking such other legal action, seventy-five percent (75%) to sanofi-aventis and twenty-five percent (25%) to ImmunoGen, and (C) if the suit is brought jointly, fifty percent (50%) to each Party.  Any amounts recovered by either Party pursuant to Section 6.3.1(c) whether by settlement or judgment, shall be allocated in the following order: (A) if ImmunoGen is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to ImmunoGen, and (B) if sanofi-aventis is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to sanofi-aventis.

6.3.2        Defense of Claims.  In the event that any action, suit or proceeding is brought against either Party or any Affiliate or Sublicensee of either Party alleging the infringement of the Technology or Patent Rights of a Third Party by reason of the use by sanofi-aventis of the Licensed Technology or Licensed Patent Rights to Develop or Commercialize any Licensed Product: (a)ImmunoGen shall have the obligation to defend such action, suit or proceeding at its sole expense; (b) sanofi-aventis shall have the right to separate counsel at its own expense in any such action, suit or proceeding; and (c) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.  In the event that any action, suit or proceeding is brought against either Party or any Affiliate or Sublicensee of either Party alleging the infringement of the Technology or Patent Rights of a Third Party by reason of the use by ImmunoGen of the Sanofi-aventis Improvements (a)sanofi-aventisshall have the obligation to defend such action, suit or proceeding at its sole expense; (b) ImmunoGen shall have the right to separate counsel at its own expense in any such action, suit or proceeding; and (c) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.  Each Party shall provide the other Party with prompt written notice of the commencement of any such suit, action or proceeding, or of any allegation of infringement of which such Party becomes aware, and shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.  For purposes of clarity, nothing in this Section 6.3.2 shall affect the right of either Party to defend itself in any action suit or proceeding.

7.             TERM AND TERMINATION

7.1           Term.  This Agreement shall commence on the Effective Date and shall continue in full force and effect until such time as all Royalty Terms for the Licensed Product have ended, unless earlier terminated in accordance with the provisions of this Article 7(the “Term”).

7.2           Termination.  This Agreement may be terminated at any time by either Party as follows:

7.2.1        Termination for Breach.  Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a breach by the other Party of any material term of this Agreement that remains uncured [***] ([***]) days ([***] ([***]) days in the event that the breach is a failure of sanofi-aventis to make any payment required hereunder) after the non-breaching Party first gives written notice of such breach to the other Party.  Notwithstanding anything to the contrary set forth herein, (a) if the asserted breach is cured or shown to be non-existent within the applicable cure period, the notice of breach hereunder shall be deemed automatically withdrawn; and (b) a material breach by a party shall not give rise to the termination right under this Section 7.2.1 to the extent such material breach arises from a Force Majeure event as described in Section 10.11, provided, that the Party breaching this Agreement shall have the burden of demonstrating the occurrence of a Force Majeure.  Notwithstanding the foregoing, a Party may not terminate this Agreement pursuant to this Section 7.2.1 at a time when such Party has committed a breach of a material term of this Agreement which remains uncured.

7.2.2        Termination for Insolvency.  In the event that either Party files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] ([***]) days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code.  In the event that either Party undergoes a voluntary dissolution or winding-up of its affairs, then the other Party may terminate this Agreement effective immediately upon written notice to such Party.

7.2.3        Sanofi-aventis Termination Without Cause.  Sanofi-aventis shall have the right, in its sole discretion, to terminate this Agreement upon [***] ([***]) month’s written notice to ImmunoGen.

7.3           Consequences of Termination of Agreement.  In the event of the termination of this Agreement pursuant to Section 7.2, the following provisions shall apply, as applicable.

7.3.1        Termination by ImmunoGen under Section 7.2.1 or by sanofi-aventis under Section 7.2.3.  If this Agreement is terminated by ImmunoGen pursuant to Section 7.2.1 or by sanofi-aventis under Section 7.2.3:

(a)           all of the licenses granted by ImmunoGen to sanofi-aventis pursuant to Section 2.1.1 shall immediately terminate; and

(b)           each Party shall promptly return or destroy all Confidential Information of the other Party that are not subject to a continuing license hereunder, provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

7.3.2        Termination by sanofi-aventis Pursuant to Section 7.2.1.  If this Agreement is terminated by sanofi-aventis pursuant to Section 7.2.1:

(a)           the license granted by ImmunoGen to sanofi-aventis pursuant to Section 2.1.1 shall survive solely as applied to the Licensed Product being Developed or

Commercialized by sanofi-aventis as of the effective date of termination, subject to sanofi-aventis’ continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto;

(b)           all other licenses granted by ImmunoGen to sanofi-aventis pursuant to Section 2.1.1 shall immediately terminate; and

(c)           each Party shall promptly return or destroy all Confidential Information of the other Party that are not subject to a continuing license hereunder, provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

7.3.3        Termination Pursuant to Section 7.2.2.  If this Agreement is terminated by sanofi-aventis or ImmunoGen pursuant to Section 7.2.2, unless prohibited by Applicable Laws:

(a)           the license set forth in Section 2.1.1 shall survive solely as applied to Licensed Product being Developed or Commercialized by sanofi-aventis as of the effective date of termination, subject to sanofi-aventis’ continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto;

(b)           all other licenses granted by ImmunoGen to sanofi-aventis pursuant to Section 2.1.1 shall immediately terminate; and

(c)           each Party shall promptly return all Confidential Information of the other Party that are not subject to a continuing license hereunder, provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.

7.4           Surviving Provisions.  Termination or expiration of this Agreement for any reason shall be without prejudice to:

(a)           the rights and obligations of the Parties provided in Sections 7.4, 9.2, 9.3, 9.4 and 9.5 and Articles 5 and 10 (including all other Sections or Articles referenced in any such Section or Article and including Article 1), all of which shall survive such termination;

(b)           ImmunoGen’s rights to receive royalties and milestone payments for the duration of any applicable Royalty Term, if any; and

(c)           any other rights or remedies provided at law or equity which either Party may otherwise have.

8.             REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1           Mutual Representations and Warranties.  ImmunoGen and sanofi-aventis each represents and warrants to the other, as of the Effective Date, as follows:

8.1.1        Organization.  It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

8.1.2        Authorization.  The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.

8.1.3        Binding Agreement.  This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.

8.1.4        No Inconsistent Obligation.  It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.

8.2           Additional Representations of ImmunoGen.  ImmunoGen further represents and warrants to sanofi-aventis, as of the Effective Date, as follows:

8.2.1        Licensed Patent Rights.  All Licensed Patent Rights existing as of the Effective Date are existing and, to ImmunoGen’s knowledge, no such Licensed Patent Rights are invalid or unenforceable.

8.2.2        Claims or Judgments.  There are no claims, judgment or settlements against ImmunoGen pending, or to ImmunoGen’s knowledge, threatened, that invalidate or seek to invalidate the Licensed Patent Rights existing as of the Effective Date.

8.2.3        Right to Technology.  ImmunoGen has the right to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the licenses under the Licensed Patent Rights granted pursuant to this Agreement.

8.2.4        No Infringement.  To ImmunoGen’s knowledge, no Third Party is infringing, or threatening to infringe, the Licensed Patent Rights.  To ImmunoGen’s knowledge, the use of Licensed Patent Rights under this Agreement for the Development, manufacture, use or Commercialization of Licensed Products does not infringe the Patent Rights of any Third Party, nor has ImmunoGen received any written notice alleging such infringement.

8.2.5        No Litigation.  To ImmunoGen’s knowledge, there is no pending or threatened litigation that alleges that ImmunoGen’s proposed activities under this Agreement would infringe or misappropriate any intellectual property rights of any Third Party.

8.3           Covenant of ImmunoGen.  ImmunoGen agrees to use commercially reasonable efforts to maintain the right, to (a) use the Licensed Technology and Licensed Patent Rights existing as of the Effective Date as is necessary to fulfill its obligations under this Agreement; and (b) grant the licenses under the Licensed Patent Rights granted pursuant to this Agreement.

9.             INDEMNIFICATION

9.1           Indemnification of sanofi-aventis by ImmunoGen.  ImmunoGen shall indemnify, defend and hold harmless sanofi-aventis, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “sanofi-aventis Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the sanofi-aventis Indemnitees, or any one of them, as a direct result of claims, suits, actions, demands or judgments of Third Parties, including without limitation personal injury and product liability claims and claims of suppliers and ImmunoGen employees (collectively, “Claims”), arising out of the material breach by ImmunoGen of this Agreement, except with respect to any Claim or Losses that result from a material breach of this Agreement by, or the gross negligence or willful misconduct of, sanofi-aventis, provided that, with respect to any Claim for which ImmunoGen has an obligation to any sanofi-aventis Indemnitee pursuant to this Section 9.1 and sanofi-aventis has an obligation to any ImmunoGen Indemnitee pursuant to Section 9.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.

9.2           Indemnification of ImmunoGen by sanofi-aventis.  Sanofi-aventis shall indemnify, defend and hold harmless ImmunoGen, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “ImmunoGen Indemnitees”), against any Losses incurred by or imposed upon the ImmunoGen Indemnitees, or any one of them, as a direct result of Claims arising out of (a) the material breach by sanofi-aventis of this Agreement; (b) the Development or Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Licensed Product by sanofi-aventis or any of its Affiliates, Sublicensees, distributors or agents, except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, ImmunoGen, provided that with respect to any Claim for which ImmunoGen has an obligation to any sanofi-aventis Indemnitee pursuant to Section 9.1 and sanofi-aventis has an obligation to any ImmunoGen Indemnitee pursuant to this Section 9.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.

9.3           Conditions to Indemnification.  A Person seeking recovery under this Article 9(the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Article 9, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respectsand shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.

9.4           Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

9.5           Limited Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

10.          MISCELLANEOUS

10.1         Notices.  All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:

If to sanofi-aventis:	If to ImmunoGen:

sanofi-aventis U.S. Inc.	ImmunoGen, Inc.
1041 Rt. 202-206	128 Sidney Street
Bridgewater, NJ 08807	Cambridge, Massachusetts 02139
Attn: Head, US Alliances & Partnerships	Attn: Chief Executive Officer

With a copy to:	With a copy to:

Attn: Head, US R&D Legal	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC
One Financial Center
Boston, Massachusetts 02111
Attention: [***] [***], Esq.
Tel: (617) 542-6000
Fax: (617) 542-2241

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with changes prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 10.2.

10.2         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware (USA), without regard to the application of principles of conflicts of law.

10.3         Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

10.4         Headings.  Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

10.5         Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement.

10.6         Amendment; Waiver.  This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

10.7         No Third Party Beneficiaries.  Except as set forth in Sections 9.1 and 9.2, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

10.8         Purposes and Scope.  The Parties hereto understand and agree that this License Agreement is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

10.9         Assignment and Successors.  Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, and to any Third Party purchaser of all of the capital stock of such Party or all or substantially all of its assets in the line of business to which this Agreement pertains or to any successor corporation resulting from any merger or consolidation of such Party with or into such corporation.

10.10       Force Majeure Event.  Neither sanofi-aventis nor ImmunoGen shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure Event.  In event of such Force Majeure Event, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

10.11       Interpretation.  The Parties hereto acknowledge and agree that each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision.  In addition, unless a context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or).

10.12       Integration; Severability.  This Agreement, the Collaboration Agreement and the Option and License Agreement are the entire agreements with respect to the subject matter hereof and supersede all other agreements and understandings between the Parties with respect to such subject matter.  If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected.

10.13       Further Assurances.  Each of ImmunoGen and sanofi-aventis agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

IMMUNOGEN, INC.

By:
Name:
Title:

SANOFI-AVENTIS U.S. LLC

By:
Name:
Title:

SANOFI-AVENTIS U.S. LLC

By:
Name:
Title:

Exhibit A

Licensed Target

A-1

Schedule 1

Licensed Patent Rights

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A-2

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A-3

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A-4

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A-5

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A-6

Schedule 1

Licensed Patent Rights

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A-7

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A-8

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A-9

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A-10

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A-11

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A-12